UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                      -----------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                        Securities Exchange Act of 1934
                      -----------------------------------




       Date of Report (Date of earliest event reported):  December 26, 2002


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of July 1, 2002 providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-16A)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                333-82904-13              74-2440858
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                            3 World Financial Center
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000
                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-16A (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of July 1, 2002 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and JPMorgan Chase Bank, as Trustee.

     On December 26, 2002 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on December 26, 2002 is filed as
               Exhibit 99.1 hereto.

STRUCTURED ASSET SECURITIES CORPORATION
MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-16A
-------------------------------------------------------------------------------


SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date:  December 31, 2002       By:    /s/  Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on December 26, 2002



                    STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-16A
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                    December 26, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA1       148,363,000.00   146,205,878.83   1,127,476.24    522,571.33     1,650,047.57    0.00        0.00      145,078,402.59
IIA1       37,843,000.00    33,182,346.05   1,239,082.97    153,468.35     1,392,551.32    0.00        0.00       31,943,263.08
IIIA1      66,580,000.00    63,412,563.42   1,375,376.94    220,622.88     1,595,999.82    0.00        0.00       62,037,186.48
IVA1       20,000,000.00    16,709,237.53     573,293.48     80,761.31       654,054.79    0.00        0.00       16,135,944.05
IVA2       83,044,000.00    69,380,096.09   2,380,429.21    368,581.76     2,749,010.97    0.00        0.00       66,999,666.88
VA1        22,579,000.00    12,408,407.97   2,977,056.97     50,150.65     3,027,207.62    0.00        0.00        9,431,351.00
IB1         2,683,000.00     2,678,313.76       1,350.26      9,014.89        10,365.15    0.00        0.00        2,676,963.50
IB2         2,209,000.00     2,205,141.67       1,111.71      7,918.40         9,030.11    0.00        0.00        2,204,029.96
IIB1        3,759,000.00     3,751,346.24       1,970.43     20,814.48        22,784.91    0.00        0.00        3,749,375.81
IIB2        3,030,000.00     3,023,830.55       1,588.30     16,777.83        18,366.13    0.00        0.00        3,022,242.25
B3          3,589,000.00     3,582,149.32       1,848.29     17,053.92        18,902.21    0.00        0.00        3,580,301.03
B4          4,204,000.00     4,195,975.40       2,165.01     19,976.23        22,141.24    0.00        0.00        4,193,810.39
B5          1,199,000.00     1,196,711.35         617.47      5,697.31         6,314.78    0.00        0.00        1,196,093.88
B6          1,417,480.00     1,414,774.32         729.97      6,735.47         7,465.44    0.00        0.00        1,414,044.35
R                 100.00             0.00           0.00          0.00             0.00    0.00        0.00                0.00
P1                  0.00             0.00           0.00          0.00             0.00    0.00        0.00                0.00
P2                  0.00             0.00           0.00     40,082.11        40,082.11    0.00        0.00                0.00
TOTALS    400,499,580.00   363,346,772.50   9,684,097.25  1,540,226.92    11,224,324.17    0.00        0.00      353,662,675.25

IA2       148,363,000.00   146,205,878.83           0.00     85,286.76        85,286.76    0.00        0.00             0.00
IIA2        7,700,954.00     6,595,457.92           0.00     30,503.99        30,503.99    0.00        0.00     6,254,735.06
IIIA2      42,561,807.00    40,540,989.77           0.00    141,048.86       141,048.86    0.00        0.00    39,765,473.46
IVA3        7,801,459.00     5,930,419.93           0.00     28,663.70        28,663.70    0.00        0.00     5,645,184.81
VA2         5,788,258.00     3,607,163.90           0.00     14,578.95        14,578.95    0.00        0.00     2,490,985.82
IB1X        2,683,000.00     2,678,313.76           0.00      2,120.33         2,120.33    0.00        0.00     2,676,963.50
IB2X        2,209,000.00     2,205,141.67           0.00      1,249.58         1,249.58    0.00        0.00     2,204,029.96

-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
IA1      86358RX36    985.46051799      7.59944353    3.52224834   11.12169186     977.86107446          IA1          4.289059 %
IIA1     86358RX51    876.84237640     32.74272574    4.05539598   36.79812171     844.09965066          IIA1         5.550000 %
IIIA1    86358R2E6    952.42660589     20.65750886    3.31365095   23.97115981     931.76909703          IIIA1        4.175000 %
IVA1     86358R2G1    835.46187650     28.66467400    4.03806550   32.70273950     806.79720250          IVA1         5.800000 %
IVA2     86358R2H9    835.46187672     28.66467427    4.43839121   33.10306548     806.79720245          IVA2         6.375000 %
VA1      86358RX77    549.55524913    131.85070065    2.22111918  134.07181983     417.70454847          VA1          4.850000 %
IB1      86358RX93    998.25335818      0.50326500    3.36000373    3.86326873     997.75009318          IB1          4.039059 %
IB2      86358RY35    998.25335899      0.50326392    3.58460842    4.08787234     997.75009507          IB2          4.309059 %
IIB1     86358RY50    997.96388401      0.52418994    5.53723863    6.06142857     997.43969407          IIB1         6.658243 %
IIB2     86358RY68    997.96387789      0.52419142    5.53723762    6.06142904     997.43968647          IIB2         6.658243 %
B3       86358RY76    998.09120089      0.51498746    4.75171914    5.26670660     997.57621343          B3           5.712968 %
B4       86358RY92    998.09119886      0.51498811    4.75171979    5.26670790     997.57621075          B4           5.712968 %
B5       86358RZ26    998.09120100      0.51498749    4.75171810    5.26670559     997.57621351          B5           5.712968 %
B6       86358RZ34    998.09120411      0.51497728    4.75172136    5.26669865     997.57622683          B6           5.712968 %
R        86358RY84      0.00000000      0.00000000    0.00000000    0.00000000       0.00000000          R            4.989059 %
TOTALS                907.23384154     24.18004346    3.84576413   28.02580759     883.05379808

IA2      86358RX44    985.46051799      0.00000000    0.57485195    0.57485195       0.00000000          IA2          0.700000 %
IIA2     86358RX69    856.44686619      0.00000000    3.96106638    3.96106638     812.20262580          IIA2         5.550000 %
IIIA2    86358R2F3    952.52040803      0.00000000    3.31397725    3.31397725     934.29946384          IIIA2        4.175000 %
IVA3     86358R2J5    760.16805703      0.00000000    3.67414608    3.67414608     723.60629082          IVA3         5.800000 %
VA2      86358RX85    623.18644055      0.00000000    2.51871116    2.51871116     430.35155309          VA2          4.850000 %
IB1X     86358RY27    998.25335818      0.00000000    0.79028327    0.79028327     997.75009318          IB1X         0.950000 %
IB2X     86358RY43    998.25335899      0.00000000    0.56567678    0.56567678     997.75009507          IB2X         0.680000 %
-------------------------------------------------------------------------------------------------    ----------------------------

                                      -6-


If there are any questions or comments, please contact the Relationship Manager listed below.

                     --------------------------------------
                               Gouri S Mukherjee
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4481
                              Fax: (212) 623-5858
                     Email: Gouri.s.mukherjee@jpmchase.com

                     ---------------------------------------



Total Scheduled Principal Amounts                      189,854.64
        Group 1 Scheduled Principal Amounts            78,475.00
        Group 2 Scheduled Principal Amounts            22,823.88
        Group 3 Scheduled Principal Amounts            32,489.14
        Group 4 Scheduled Principal Amounts            53,967.73
        Group 5 Scheduled Principal Amounts            2,098.89

Total Unscheduled Principal Amounts                    9,494,242.62
        Group 1 Unscheduled Principal Amounts          1,053,767.26
        Group 2 Unscheduled Principal Amounts          1,217,599.61
        Group 3 Unscheduled Principal Amounts          1,344,654.11
        Group 4 Unscheduled Principal Amounts          2,903,073.07
        Group 5 Unscheduled Principal Amounts          2,975,148.57

Total Net Liquidation Proceeds                          0.00
        Group 1 Net Liquidation Proceeds                0.00
        Group 2 Net Liquidation Proceeds                0.00
        Group 3 Net Liquidation Proceeds                0.00
        Group 4 Net Liquidation Proceeds                0.00
        Group 5 Net Liquidation Proceeds                0.00

Total Insurance Proceeds                                0.00
        Group 1 Insurance Proceeds                      0.00
        Group 2 Insurance Proceeds                      0.00
        Group 3 Insurance Proceeds                      0.00
        Group 4 Insurance Proceeds                      0.00
        Group 5 Insurance Proceeds                      0.00

Aggregate Advances                                      0.00
        Group 1 Aggregate Advances                      0.00
        Group 2 Aggregate Advances                      0.00
        Group 3 Aggregate Advances                      0.00
        Group 4 Aggregate Advances                      0.00
        Group 5 Aggregate Advances                      0.00

Ending Principal Balance                                353,662,675.74
        Group 1 Ending Principal Balance                154,527,303.38
        Group 2 Ending Principal Balance                34,012,444.10
        Group 3 Ending Principal Balance                65,681,110.28
        Group 4 Ending Principal Balance                88,772,088.78
        Group 5 Ending Principal Balance                10,669,729.20

Current Period Realized Losses                          0.00
        Group 1 Current Period Realized Losses          0.00
        Group 2 Current Period Realized Losses          0.00
        Group 3 Current Period Realized Losses          0.00
        Group 4 Current Period Realized Losses          0.00
        Group 5 Current Period Realized Losses          0.00

Fraud Loss Limit                                        12,014,987.00
Bankruptcy Loss Loss Limit                              150,000.00
Special Hazard Loss Loss Limit                          8,000,000.00


Bankruptcy Losses                                       0.00
        Group 1 Bankruptcy Losses                       0.00
        Group 2 Bankruptcy Losses                       0.00
        Group 3 Bankruptcy Losses                       0.00
        Group 4 Bankruptcy Losses                       0.00
        Group 5 Bankruptcy Losses                       0.00

Fraud Losses                                            0.00
        Group 1 Fraud Losses                            0.00
        Group 2 Fraud Losses                            0.00
        Group 3 Fraud Losses                            0.00
        Group 4 Fraud Losses                            0.00
        Group 5 Fraud Losses                            0.00




Special Hazard Losses                                   0.00
        Group 1 Special Hazard Losses                   0.00
        Group 2 Special Hazard Losses                   0.00
        Group 3 Special Hazard Losses                   0.00
        Group 4 Special Hazard Losses                   0.00
        Group 5 Special Hazard Losses                   0.00

Servicing Fees                                          93,100.49
Trustee Fees                                            1,665.34
Master Service Fee                                      0.00


Sec. 4.03(ix)Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

 Group 1
                                            Principal
Category                Number               Balance               Percentage
1 Month                10                      5,284,991.20                  3.42 %
2 Month                0                               0.00                  0.00 %
3 Month                0                               0.00                  0.00 %
Total                  10                      5,284,991.20                  3.42 %
 Group 2
                                            Principal
Category                Number               Balance               Percentage
1 Month                0                               0.00                  0.00 %
2 Month                1                         995,363.71                  2.93 %
3 Month                1                         235,800.00                  0.69 %
Total                  2                       1,231,163.71                  3.62 %
 Group 3
                                            Principal
Category                Number               Balance               Percentage
1 Month                4                       4,456,379.97                  6.78 %
2 Month                0                               0.00                  0.00 %
3 Month                0                               0.00                  0.00 %
Total                  4                       4,456,379.97                  6.78 %
 Group 4
                                            Principal
Category                Number               Balance               Percentage
1 Month                3                       1,327,207.13                  1.50 %
2 Month                1                          65,728.29                  0.07 %
3 Month                0                               0.00                  0.00 %
Total                  4                       1,392,935.42                  1.57 %

 Group 5
                                            Principal
Category                Number               Balance               Percentage
1 Month                0                               0.00                  0.00 %
2 Month                0                               0.00                  0.00 %
3 Month                0                               0.00                  0.00 %
 Total                 0                               0.00                  0.00 %
 Group Totals
                                            Principal
Category                Number               Balance               Percentage
1 Month                17                     11,068,578.30                  3.13 %
2 Month                2                       1,061,092.00                  0.30 %
3 Month                1                         235,800.00                  0.07 %
 Total                 20                     12,365,470.30                  3.50 %


Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

 Group 1
 Number                Principal Balance               Percentage
           0                      0.00                 0.00 %
 Group 2
 Number                Principal Balance               Percentage
           1                478,719.07                 1.41 %
 Group 3
 Number                Principal Balance               Percentage
           0                      0.00                 0.00 %
 Group 4
 Number                Principal Balance               Percentage
           0                      0.00                 0.00 %
 Group 5
 Number                Principal Balance               Percentage
           0                      0.00                 0.00 %
Group Totals
 Number                Principal Balance               Percentage
           1                478,719.07                 0.14 %




Sec. 4.03(x)Number and Aggregate Principal Amounts of REO Loans
 Group 1
 Number                Principal Balance               Percentage
           0                      0.00                 0.00 %
 Group 2
 Number                Principal Balance               Percentage
           0                      0.00                 0.00 %
 Group 3
 Number                Principal Balance               Percentage
           0                      0.00                 0.00 %
 Group 4
 Number                Principal Balance               Percentage
           0                      0.00                 0.00 %
 Group 5
 Number                Principal Balance               Percentage
           0                      0.00                 0.00 %
Group Totals
 Number                Principal Balance               Percentage
           0                      0.00                 0.00 %

Aggregate Outstanding Interest Shortfalls
Class ia1 shortfall                     0.00
Class ia2 shortfall                     0.00
Class iia1 shortfall                    0.00
Class iia2 shortfall                    0.00
Class iiia1 shortfall                   0.00
Class iiia2 shortfall                   0.00
Class iva1 shortfall                    0.00
Class iva2 shortfall                    0.00
Class iva3 shortfall                    0.00
Class va1 shortfall                     0.00
Class va2 shortfall                     0.00
Class ib1 shortfall                     0.00
Class ib1x shortfall                    0.00
Class ib2 shortfall                     0.00
Class ib2x shortfall                    0.00
Class iib1 shortfall                    0.00
Class iib2 shortfall                    0.00
Class b3 shortfall                      0.00
Class b4 shortfall                      0.00
Class b5 shortfall                      0.00
Class b6 shortfall                      0.00
Class r shortfall                       0.00

Sec. 4.03(viv)Aggregate Outstanding Prepayment Interest Shortfalls
Class ia1 shortfall                     0.00
Class ia2 shortfall                     0.00
Class iia1 shortfall                    0.00
Class iia2 shortfall                    0.00
Class iiia1 shortfall                   0.00
Class iiia2 shortfall                   0.00
Class iva1 shortfall                    0.00
Class iva2 shortfall                    0.00
Class iva3 shortfall                    0.00
Class va1 shortfall                     0.00
Class va2 shortfall                     0.00
Class ib1 shortfall                     0.00
Class ib1x shortfall                    0.00
Class ib2 shortfall                     0.00
Class ib2x shortfall                    0.00
Class iib1 shortfall                    0.00
Class iib2 shortfall                    0.00
Class b3 shortfall                      0.00
Class b4 shortfall                      0.00
Class b5 shortfall                      0.00
Class b6 shortfall                      0.00
Class r shortfall                       0.00

Total Relief Act
Class ia1 Relief Act Shortfall          0.00
Class ia2 Relief Act Shortfall          0.00
Class iia1 Relief Act Shortfall         0.00
Class iia2 Relief Act Shortfall         0.00
Class iiia1 Relief Act Shortfall        0.00
Class iiia2 Relief Act Shortfall        0.00
Class iva1 Relief Act Shortfall         0.00
Class iva2 Relief Act Shortfall         0.00
Class iva3 Relief Act Shortfall         0.00
Class va1 Relief Act Shortfall          0.00
Class va2 Relief Act Shortfall          0.00
Class ib1 Relief Act Shortfall          0.00
Class ib1x Relief Act Shortfall         0.00
Class ib2 Relief Act Shortfall          0.00
Class ib2x Relief Act Shortfall         0.00
Class b3 Relief Act Shortfall           0.00
Class b4 Relief Act Shortfall           0.00
Class b5 Relief Act Shortfall           0.00
Class b6 Relief Act Shortfall           0.00
Class iib1 Relief Act Shortfall         0.00
Class iib2 Relief Act Shortfall         0.00
Class r Relief Act Shortfall            0.00

Total PPIS Act
Class ia1 PPIS Act Shortfall            0.00
Class ia2 PPIS Act Shortfall            0.00
Class iia1 PPIS Act Shortfall           0.00
Class iia2 PPIS Act Shortfall           0.00
Class iiia1 PPIS Act Shortfall          0.00
Class iiia2 PPIS Act Shortfall          0.00
Class iva1 PPIS Act Shortfall           0.00
Class iva2 PPIS Act Shortfall           0.00
Class iva3 PPIS Act Shortfall           0.00
Class va1 PPIS Act Shortfall            0.00
Class va2 PPIS Act Shortfall            0.00
Class ib1 PPIS Act Shortfall            0.00
Class ib1x PPIS Act Shortfall           0.00
Class ib2 PPIS Act Shortfall            0.00
Class ib2x PPIS Act Shortfall           0.00
Class b3 PPIS Act Shortfall             0.00
Class b4 PPIS Act Shortfall             0.00
Class b5 PPIS Act Shortfall             0.00
Class b6 PPIS Act Shortfall             0.00
Class iib1 PPIS Act Shortfall           0.00
Class iib2 PPIS Act Shortfall           0.00
Class r PPIS Act Shortfall              0.00
